EXHIBIT 10.8

                                                                     LOAN NUMBER
                                                             GP 893 642 3000 PRO

                       U.S. SMALL BUSINESS ADMINISTRATION
                           PROVIDENCE DISTRICT OFFICE
                             380 WESTMINSTER STREET
                              PROVIDENCE, RI 02903
                        AUTHORIZATION AND LOAN AGREEMENT
                                 (GUARANTY LOAN)

Home Loan & Investment Bank. F.S.B.
One Home Loan Plaza, Suite 3
Warwick, RI 02886

Your request dated January 8, 1996 for SBA to Guarantee Seventy-five percent (75%) of a loan in the amount of Three Hundred Fifty Thousand Dollars ($350,000.00) to be made by Lender to

                            Cafe La France Inc.
                            d/b/a Cafe La France
                            216 Weybosset Street
                            Providence RI 02903

is hereby approved pursuant to Section 7(a)of the Small Business Act as amended.

1. The following forms are herewith enclosed:

   A. Three copies of SBA Note (Form 147 - revised), one to be executed by the Borrower, the other two to be conformed. The original executed copy must be retained by you and one conformed copy must be sent to SBA immediately after first disbursement, together with a guaranty fee equal to $7,937.50. This fee should be paid by Lender within 90 days of the date of this Authorization and may be charged to Borrower, only after Lender has paid fee to SBA and initial disbursement made to Borrower. This fee may be deducted from loan proceeds.

   B. Copies of SBA Settlement Sheet, (Form 1050), are to be completed and executed by Lender and Borrower to reflect each disbursement. Prompt reporting of disbursements is necessary. Return the first two copies ("Denver FOD" copy and "Servicing Office" copy) to SBA.

   C. Compensation Agreements (Form 159) shall be executed by Borrower, his representatives and Lender and returned to SBA if Borrower has employed an attorney, accountant or other representative, or if Borrower is charged fees for services by Lender or an associate of Lender. If no such fees have been charged, please write "None" and return the form, executed by the Lender, to SBA.

   D. The original copy of this Authorization (and documentation itemized below, if any), shall be executed prior to first disbursement and retained in the loan file by the Lender. (A copy of the Authorization, amendments and itemized documents should be given to the Borrower.)

       (1) SBA Form 148, Guaranty (3)
       (2) SBA Form 155, Standby Agreement
       (3) SBA Form 160, Corporate Resolution of Board of Directors
       (4) SBA Form 652, Assurance of Compliance for Nondiscrimination
       (5) SBA Form 722, Equal Opportunity Poster
       (6) SBA Form 928, Mortgage (Participation)
       (7) IRS Form 4506, Request for Copy or Transcript of Tax Form

 2. This Authorization is subject to:

   A. Provisions of the Guaranty Agreement(SBA Form 750) between Lender and SBA dated February 22, 1980.

   B. First disbursement of the loan being made not later than six (6) months, and no disbursement being made later than twelve (12) months, from the date of this Authorization, unless such time is extended pursuant to prior written consent by SBA.

   C. Receipt by Lender of evidence satisfactory to it in its sole discretion, that there has been no unremedied adverse change since the date of the Application, or since any of the preceding disbursements, in the financial or any other conditions of Borrower, which would warrant withholding or not making any such disbursement or any further disbursement.

   D. The representations made by Borrower in its loan application, the requirements or conditions set forth in Lender's application form, including the supporting documents thereto, the conditions set forth herein and any future conditions imposed by Lender (with prior SBA approval).

   E. Prior to loan disbursement Lender and Borrower will comply with provisions of SBA Policy Notice 9000-941, Obtaining IRS Tax Return Information to Verify Financial Information Submitted in Program Applications." Lender to follow IRS letter attached.

3. Terms of Loan:

   A.  Repayment terms, interest rate(s) and maturity:

       (1) NOTE PAYABLE: Ten (10) years from date of Note, with interest at the initial rate of eleven and one quarter percent (11.25%) and initial installments, including principal and interest, each in the amount of Four Thousand Eight Hundred Seventy-one Dollars ($4,871.00), payable monthly, beginning on the first day of the second month from the date of the Note, and the balance of principal and interest payable at maturity. With the further provision that each said monthly installment shall be applied first to interest accrued to the date of receipt of said installment, and the balance, if any, to principal. Upon each interest rate adjustment the monthly installment of principal and interest shall be adjusted to amortize the loan over the originally stated maturity.

       (2) This is a variable interest rate loan in which the interest rate will fluctuate in accordance with the prime rate published in the Wall Street Journal. The prime rate published as of January 11, 1996 in that publication was eight and one half percent (8.5%). The interest rate
       (spread) to be added to the prime rate on the beginning of each adjustment period will be two and three quarters percent (2.75%).

       (3) Quarterly Fluctuations: Shall be for three (3) full calendar months Each adjustment period occurring on the first business day of the month at least three (3) months from the date of Note hereof. Subsequent adjustments shall be made on the first business day of the month commencing a new quarterly period.

       (4) The interest rate on this Note shall increase or decrease by adding the interest rate

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       spread on the prime rate as of the beginning of each adjustment period.

       Holder should give written notice to the Undersigned of each increase or decrease in the interest rate within thirty days after the effective date of each rate adjustment; however, the fluctuation of the interest rate is not contingent on whether the notice is given.

       (5) Borrower shall provide Lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment shall be defined as any payment made ahead of schedule that exceeds 20% of the then outstanding balance.

       (6) If the Borrower is in default on payments when SBA purchases its guaranteed portion, the rate of interest on the unguaranteed portion shall become fixed at the rate in effect as of the initial date of default. If the Borrower is not in default on payments when SBA purchases its guaranteed portion, the rate of interest on the unguaranteed portion shall be fixed at the rate in effect as of the initial date of purchase by SBA.

       Provided, however, in no event shall the amount of interest payment hereunder, together with all amounts reserved, charged, or taken by the Lender/SBA as compensation for fees, services, expenses incidental in the making, negotiating or collection of the loan evidenced hereby exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. In the event that any sum is collected, said sum shall be applied to reduce the principal in an inverse order of maturity.

   B.  Use of Proceeds of Loan as follows:

       (1)  Approximately  $350,000.00  for debt  payments as follows:

            a. Fleet Bank, S350,000.00

       Note: Funds not disbursed as a result of minor variations in above amounts may be disbursed as working capital.

   C.  Collateral:

       Prior to initial disbursement, Lender shall be assured of the following lien positions:

       (1) First security interest (under UCC) in all machinery, equipment, furniture, fixtures, inventory, general intangibles, and Accounts Receivable, now owned, to be acquired with loan proceeds and hereinafter acquired or created by Borrower, including all substitutions and accessions thereto and the proceeds thereof. Said assets to be located at all locations owned by borrowers. Lender to obtain a detailed listing of collateral prior to disbursement of loan proceeds.

       (2) Assignment of life insurance on Thomas W. DeJordy in the amount of S350,000.00. (This must be the decreasing term type unless the Borrower specifically requests in writing that he be permitted to assign existing whole life or other permanent type of insurance.)

       NOTE: Assignment of life insurance shall be an Absolute Collateral Assignment properly acknowledged by Home Office of Insurer. Lender should not be named as beneficiary of these policies. There shall be no purchase of additional life insurance from business income or assets during the time of the loan without prior written approval of Lender.

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       (3)  Guaranty on SBA Form 148 of CLF 2, Inc.,  secured by the  following:
       First  security  interest  (under  UCC)  in  all  machinery,   equipment,
       furniture,   fixtures,   inventory,  general  intangibles,  and  Accounts
       Receivable, now  owned, to be acquired with loan proceeds and hereinafter
       acquired  or  created  by  Borrower,   including  all  substitutions  and
       accessions thereto and the proceeds thereof.

       (4) Guaranty on SBA Form 148 of CLF Franchise Corporation secured by the following: First security interest (under UCC) in all machinery, equipment, furniture, fixtures, inventory, general intangibles, and Accounts Receivable, now owned, to be acquired with loan proceeds and hereinafter acquired or created by Borrower, including all substitutions and accessions thereto and the proceeds thereof.

       (5) Guaranty on SBA Form 148 of Thomas W. DeJordy secured by the following: Second mortgage on real property located at 174 Wentworth Avenue, Cranston, RI, subject to lien of prior mortgage held by STM Mortgage in the approximate balance of $181,000.00.

       (6) Assignment of leases for all locations owned by the borrowers.

4. To further induce Lender to make and SBA to guarantee this Loan Lender and SBA impose the following conditions:

   A.  Execution  of all  documents  required in Item 1 above.

   B. Reimbursable expenses - Borrower will, on demand, reimburse Lender for any and all expenses incurred, or which may be hereafter incurred, by Lender from time to time in connection with or by reason of Borrower's application for, and the making and administration of the Loan.

   C. Books Records and Reports - Borrower will at all times keep proper books of account in a manner satisfactory to Lender/SBA. Borrower hereby authorizes Lender/SBA to make or cause to be made, at Borrower's expense and in such manner and at such times as Lender/SBA may require, (a) inspection and audits of any books, records and paper; in the custody or control of Borrower or others, relating to Borrower's financial or business conditions, including the making of copies thereof and extracts therefrom, and (b) inspections and the appraisals of any of Borrower's assets.

       Borrower will furnish to Lender/SBA for the 12 month period ending December 31, 1995 and annually thereafter (no later than 3 months following the expiration of any such period) and at such other times and in such form as Lender/SBA may prescribe, Borrower's reviewed Balance Sheet and Profit and Loss Statements.

       Borrower hereby authorizes, all Federal, State and municipal authorities to furnish reports of examinations, records and other information relating to the conditions and affairs of Borrower and any desired information from reports, returns, files and records of such authorities upon request by Lender/SBA.

   D. Borrower shall not execute any contracts for managemcut consulting services without prior approval of Lender/SBA.

   E. Distribution and Compensation - Borrower will not, without the prior written consent of Lender/SBA, (a) if Borrower is a corporation, declare or pay any dividend or make any distribution upon its capital stock, or purchase or retire any of its capital stock, or consolidate or merge with any other company or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus or otherwise, to any company directly indirectly controlling or affiliated with or controlled by Borrower, or any other company, or to any officer, director or employee of Borrower, or of any such company, (b) if Borrower is a partnership or individual, make any distribution of assets of the business of Borrower, other than reasonable compensation for services, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus or otherwise, to any partner or any of its employees, or to any company directly or indirectly controlling or affiliated with or controlled by Borrower, or any other company.

       Additional Financial Reporting: In addition to the financial reporting requirements above, the Borrower will furnish to Lender income tax returns on all borrowers and guarantors on an annual basis within 90 days of each period end.

   F.  Other Provisions:

       (1) Prior to any disbursement, Lender must have satisfactory evidence that an additional $200,000.00 of equity funds have been injected by the investors into the subject business.

       (2) Standby Agreement to be executed on SBA Form 155 by Thomas W. DeJordy (Standby Creditor), in favor of Lender. Said Agreement shall cover the debt or obligation owed by Borrower to Standby Creditor in the principal amount of $9,500.00.

       (3) Prior to first disbursement, on account of the loan, evidence satisfactory to Lender that all licenses necessary for operation of business have been issued or tentatively assured.

       (4) Prior to first disbursement, Borrower to furnish executed lease (satisfactory to Lender) covering the real property at all locations owned by borrower. Said lease to include Landlord's Waiver.

       (5) Assignment of lease, with right of reassignment to Lender/SBA covering premises at all locations owned by borrower.

       (6) Prior to first disbursement, the Lender must be in receipt of evidence of the kind described below from an independent authoritative source which is sufficient to indicate to the Lender that the property is not in a special hazard area. If such evidence is not provided to the Lender, the borrower must obtain, and maintain, Federal Flood Insurance or other appropriate special hazard insurance in amounts and coverages equal to the lesser of (1) the insurable value of the property or (2) the maximum limit of coverage available. Evidence that required flood or special hazard insurance has been acquired may be in the form of proof of payment to any licensed insurance agent specifically relative to the required flood or hazard insurance or a copy of the required flood or hazard insurance policy which has been issued. Borrower will not be eligible for either any future disaster assistance or SBA business loan assistance if this flood or special hazard insurance is not maintained as stipulated herein throughout the entire term of this loan.

       As evidence that the property is not located within a special hazard area subject to flooding, mudslides, erosions or earthquakes, the Lender may rely on a determination of flood zone or special hazard area status by the applicants property and casualty insurance company, a local government agency or other authoritative source approved by SBA which would ordinarily have knowledge of the special hazard area status for the property being financed.

       (7) Borrower shall provide and maintain hazard insurance (fire and extended coverage) in amounts and coverage equal to the lesser of (a) the amount of this loan, (b) the insurable value of the property, or (c) the maximum limit of coverage available. Lender shall be named loss payee of the insurance

       (8) Agreement that there will be no further borrowing or leasing without prior written consent of Lender.

       (9) Borrower shall post SBA Form 722, "Equal Opportunity Poster," where it will be clearly visible to employees, applicants for employment and the general public.

       (10) Prior to any disbursement, Borrower shall submit satisfactory evidence to Lender that Borrower is incorporated and that it is in good standing with the Secretary of State.

       (11) Prior to any disbursement, Lender shall be in receipt of evidence satisfactory to it that Borrower has installed and maintained an adequate accounting system under the supervision of a qualified public accountant.

       (12) Prior to first disbursement, Borrower to present satisfactory evidence that all Federal and State taxes are current.

       (13) Borrower shall not acquire by purchase or by lease, any additional locations without prior written consent of Lender.

       (14) Borrower covenants and warrants that:

            (a) Borrower is in compliance with all applicable Federal and State environmental laws, and regulations and that they will continue to comply with all such laws and regulations in the future.

            (b) No proceedings alleging violations of environmental laws are pending on property owned or project property to be purchased, leased or rented by Borrower.

            (c) Borrower has no knowledge of hazardous waste contamination on property owned or project property to be purchased, leased or rented by Borrower.

            (d) Borrower assumes all responsibility and all liability for toxic substance cleanup resulting from any violations, past, present or future, and agrees to indemnify the Lender and SBA for any and all resulting liabilities or costs.

       (15) Borrower agrees to pay a late charge equal to 5% of the payment amount due if such payment is not received within ten days of the due date. Funds received from the Borrower will be applied first to interest to the date of receipt, then to principal and then to the late fee.

       (16) The Borrower recognizes such other conditions not inconsistent with the provisions of the Authorization or of the Guarantee Agreement as may be imposed by the Lender.

       (17) Borrower certifies that no principal who owns at least 50% of the voting interest of the company is delinquent more than 60 days under the terms of any (a) administrative order, (b) court order, or (c) repayment agreement that requires payment of child support.

       (18) Lender to be in receipt of satisfactory evidence that $425,000.00 has already been injected into the business.

       (19) Prior to disbursement, SBA to be in receipt and satisfactory review of year end 1995, financial statements and tax returns from an independent qualified source showing no adverse change.

   G.  Franchisor Agreement:

       Assignment of Franchisee's interest in the Franchise Agreement for security purposes with agreement of Franchisor that no termination of the Franchise Agreement will be effective until 90 days after receipt by Lender of a written notice thereof and further, with right of Lender to cure any default or breach of Borrower which precipitated said termination.

            Subordination

       Subordination by Franchisor of any and all rights under Franchise Agreement in and to the loan collateral.

            Provisions

       (1) Prior to first disbursement, on account of the loan, satisfactory evidence to Lender/SBA that a copy of the Franchise Agreement and disclosure statement as required by the FTC has been submitted by Borrower.

       (2) In the event of default on the loan, payment of franchise fees, royalties, advertising, etc., will be deferred until such time as the Lender loan payments are brought current, deferment of aforementioned fees shall not be cause for termination.

       (3) Prior to disbursement, lender shall verify that Franchisor is currently registered to sell franchises in the State of Rhode Island.

5. Parties Affected:

   This Agreement shall be binding upon Borrower and Borrower's successors and assigns. No provision stated herein shall be waived without the prior written consent of SBA. This loan shall be administered as provided in the Guaranty Agreement.

                                            Philip Lader
                                            ----------------------------------
                                            Administrator
                                            U.S. Small Business Administration



   Date:  January 17, 1996                  By:/s/ Paul A. Bouchard
          ----------------                     -----------------------------
                                               Paul A Bouchard
                                               Supervisory Loan Specialist

   On behalf of Lender:


   Date: 2/28/96                            By:/s/ James M. Roche
         -----------------                     ------------------------------
                                               Small Business Lending Manager

   Borrower hereby agrees to the conditions imposed herein and further agrees that the terms and conditions herein are for the benefit of, and may be enforced by, Lender and SBA. This Authorization and Loan Agreement and amendments constitute the Loan Agreement between Lender and Borrower.

   Borrower further acknowledges: (1) that the Authorization is not a commitment by Lender to make a loan to Borrower; (2) that the Authorization is solely for the benefit of Lender and the SBA, with no third-party rights or benefits arising therefrom; and (3) that payments by SBA to lender shall not apply to the loan account of Borrower, nor in any way diminish the indebtedness under its Note, nor the obligation of any personal guarantor of Note.

   Date: 2/28/96                            By: /s/Thomas W. DeJordy
        --------                                --------------------
                                                Thomas W. DeJordy
                                                President

   NOTE: Corporate Borrowers must execute this Authorization, in corporate name, by duly authorized officer, and seal must be affixed and duly attested; partnership Borrowers must execute in firm name, together with signature of all general partners.

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